EXHIBIT 10.6


                          SECURITIES EXCHANGE AGREEMENT


       This Securities Exchange Agreement is made and entered into as of January 28, 2005 (the "Agreement") by and among TurboWorx, Inc., a Delaware corporation ("Turbo") and National Scientific Corporation, a U.S. Texas Public Corporation ("NSC").

       WHEREAS, pursuant to that certain Memorandum of Understanding ("MOU") dated as of October 29, 2004 between Turbo and NSC, Turbo and NSC agreed to explore a technology and marketing relationship to improve the value of their respective technology solutions to prospective customers and to improve their respective efficiencies of accessing these customers and markets; and

       WHEREAS, in furtherance of the relationships created by the MOU, Turbo desires to invest in NSC, and NSC desires to invest in Turbo.

       NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and intending to be legally bound hereby, the parties have agreed and do hereby agree as follows:

       1.     CONVERSION AND EXCHANGE OF SECURITIES.

              1.1. EXCHANGE OF TURBO COMMON STOCK. Subject to the terms and conditions of this Agreement, at the Closing, Turbo agrees to exchange with NSC and NSC agrees to exchange with Turbo, 360,000 shares of Turbo's common stock, $0.001 par value ("Turbo Common Stock") PLUS $240,000 (the "Cash Consideration") payable by wire transfer of immediately available funds for 7,150,000 shares of NSC's common stock, $0.01 par value ("NSC Common Stock").

              1.2.   CLOSING;  DELIVERY.  The  transactions  set  forth  in this
Section 1 shall take place at the offices of Greenberg Traurig, 200 Park Avenue, New York, New York 10166 at such time as the parties mutually agree upon (which time is designated as the "Closing"). At the Closing:

              (a) Turbo shall transfer to NSC the Turbo Common Stock being exchanged for shares of NSC Common Stock as set forth in Section 1.1, along with such share certificates (accompanied by stock powers duly endorsed in blank) as may be necessary to facilitate such transfer.

              (b) Turbo shall pay and deliver to NSC the Cash Consideration in cash by wire transfer of immediately available funds to accounts specified by NSC in writing at least two business days prior to the Closing.

              (c) NSC shall deliver to Turbo such share certificates representing the number of shares of NSC Common Stock, or shall deliver an irrevocable letter of instruction to NSC's transfer agent providing for such number of NSC Common Stock to be delivered to and in the name of Turbo, in consideration for the Cash Consideration and the Turbo Common Stock to be exchanged by Turbo to NSC hereunder for shares of NSC Common Stock.

              (d) Turbo shall deliver to NSC the lock-up letter in the form of EXHIBIT A hereto executed by Turbo.

              (e) NSC shall deliver to Turbo the lock-up letter in the form of EXHIBIT B hereto executed by NSC.

              (f) Turbo shall provide to NSC or to its transfer agent such information as shall be requested by NSC or its transfer agent with regard to Turbo, including information regarding its mailing address, telephone number and other contact information, and any and all information necessary with regard to the filing of a Form W-9 regarding Turbo.

              1.3.   SPIN-OFF, REGISTRATION.

              (a) NSC hereby agrees that it shall spin-off at least 50% of the shares of Turbo Common Stock to the stockholders of NSC pursuant to a registration statement on Form SB-2 (the "Registration Statement") to be filed by Turbo under the Securities Act of 1933, as amended (the "Securities Act"), as soon as practicable following the Closing, with such shares being freely tradable. Other than as provided in section 1.3(c) below, NSC hereby agrees that it shall distribute such Turbo Common Stock to its stockholders on a PRO RATA basis. Turbo hereby undertakes that it will file the Registration Statement within 30 days following the Closing. Turbo hereby agrees to use its best efforts to have such Registration Statement effective no later than 90 days following the filing thereof. NSC agrees to cooperate in furnishing all required information requested by Turbo in connection with the preparation and filing of the Registration Statement.

              (b) All expenses incurred in connection with the registration pursuant to this Section 1.3, including without limitation all registration and qualification fees, blue sky fees, printers' and accounting fees, fees and disbursements of counsel for NSC, shall be borne by Turbo, provided that Turbo shall not be responsible for any fees and expenses greater than $150,000.

              (c) Turbo hereby agrees that it shall waive any rights it may have as a shareholder of NSC to receive such shares of Turbo Common Stock to be spun-off to the stockholders of NSC pursuant to Section 1.3(a).

              (d) NSC hereby agrees that it shall notify Turbo in writing at least thirty (30) days prior to filing any registration statement under the Securities Act for purposes of effecting a

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


public offering of securities of NSC (including, but not limited to, new registration statements relating to secondary offerings of securities of NSC, but EXCLUDING any updates to existing registration statements relating to secondary offerings of securities of NSC, employee benefit plan or a corporate reorganization or other transaction covered by Rule 145 promulgated under the Securities Act, or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of NSC Common Stock) and will use its best efforts to afford Turbo an opportunity to include in such registration statement all or any part of the NSC Common Stock then held by Turbo. In the event that Turbo desires to include in any such registration statement all or any part of the NSC Common Stock held by Turbo, Turbo shall, within twenty (20) days after receipt of the above-described notice from NSC, so notify NSC in writing, and in such notice shall inform NSC of the number of NSC Common Stock Turbo wishes to include in such registration statement. If Turbo decides not to include all of the NSC Common Stock in any registration statement thereafter filed by NSC, Turbo shall nevertheless continue to have the right to include any NSC Common Stock in any subsequent registration statement or registration statements as may be filed by NSC with respect to offerings of its securities, all upon the terms and conditions set forth herein. The registration rights and obligations set forth above shall terminate on January 31, 2008.

              (e) Turbo hereby agrees that it shall notify NSC in writing at least thirty (30) days prior to filing any registration statement under the Securities Act for purposes of effecting a public offering of securities of Turbo (including, but not limited to, registration statements relating to secondary offerings of securities of Turbo, but EXCLUDING any employee benefit plan or a corporate reorganization or other transaction covered by Rule 145 promulgated under the Securities Act, or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Turbo Common Stock) and will use its best efforts to afford NSC an opportunity to include in such registration statement all or any part of the Turbo Common Stock then held by NSC. In the event that NSC desires to include in any such registration statement all or any part of the Turbo Common Stock held by NSC, NSC shall, within twenty (20) days after receipt of the above-described notice from Turbo, so notify Turbo in writing, and in such notice shall inform Turbo of the number of Turbo Common Stock NSC wishes to include in such registration statement. If NSC decides not to include all of the Turbo Common Stock in any registration statement thereafter filed by Turbo, NSC shall nevertheless continue to have the right to include any Turbo Common Stock in any subsequent registration statement or registration statements as may be filed by Turbo with respect to offerings of its securities, all upon the terms and conditions set forth herein. The registration rights and obligations set forth above shall terminate on January 31, 2008.

       2.     REPRESENTATIONS AND WARRANTIES OF TURBO.

              Turbo hereby respectively represents and warrants to NSC as follows:

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


              2.1. AUTHORIZATION. Turbo has full power, authority and legal capacity to enter into this Agreement and to consummate the transactions contemplated hereby and thereby, and has duly executed and delivered this Agreement. All corporate action on the part of Turbo, its officers, directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement by Turbo, and the performance of all of Turbo's obligations hereunder have been taken. This Agreement constitutes valid and legally binding obligations of Turbo, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors' rights generally, (b) as limited by laws relating to the availability of a specific performance, injunctive relief or other equitable remedies, or (c) to the extent limited by applicable federal or state securities laws, public policy and other equitable considerations.

              2.2. CONSENTS AND APPROVALS; NO VIOLATION. Neither the execution and delivery of this Agreement by Turbo, nor the consummation by Turbo of the transactions contemplated hereby, will (i) conflict with or result in any breach of any provision of any contract between Turbo and any third party, or (ii) require any consent, approval, authorization or permit of, or filing with or notification to, any governmental authority or shareholders.

              2.3 ORGANIZATION, GOOD STANDING AND QUALIFICATION. Turbo is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Turbo has all requisite power and authority to own and operate its properties and assets and to carry on its business as now conducted and as presently proposed to be conducted. Turbo is duly qualified and authorized to transact business and is in good standing as a foreign corporation in each jurisdiction in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on Turbo.

              2.4. AUTHORIZATION OF TURBO COMMON STOCK. Turbo has taken all necessary action to permit it to issue the Turbo Common Stock to NSC pursuant to
Section 1.1 of this Agreement. The Turbo Common Stock to be issued to NSC pursuant to Section 1.1 will, when issued, be validly issued, fully paid and nonassessable. No Turbo stockholder will have any preemptive right of subscription or purchase in respect thereof.

              2.5. CAPITALIZATION. As of the date hereof, the authorized capital stock of Turbo consists of: (i) 16,500,000 shares of common stock, $0.001 par value per share; and 9,088,819 shares of preferred stock, par value $0.001 per share. As of December 31, 2004, there were 559,513 shares of the common stock of Turbo, $0.001 par value per share, issued and outstanding and 894,741 shares of preferred stock of Turbo, $0.001 par value per share, issued and outstanding. Turbo warrants that the 360,000 shares of Turbo Common Stock to be exchanged as stated in Section 1.1, 1.2 and 1.3(a) of this Agreement represents on the date of this Agreement approximately 2.4% (on a fully-diluted basis) of Turbo's outstanding common stock, and will continue to represent approximately 2.4% (on a fully-diluted basis) of Turbo's outstanding common stock until such a time as the Registration Statement becomes effective.

              2.6.   LEGENDS.   It   is   understood   that   each   certificate
representing Turbo Common Stock shall bear the following legend:

              "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

              "THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND MAY NOT BE SOLD, EXCHANGED, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH AND SUBJECT TO ALL THE TERMS AND CONDITIONS OF A CERTAIN LOCK-UP AGREEMENT DATED AS OF FEBRUARY __, 2005 (AS THE SAME MAY BE AMENDED OR MODIFIED FROM TIME TO TIME), A COPY OF WHICH THE COMPANY WILL FURNISH TO THE HOLDER OF THIS CERTIFICATE UPON REQUEST AND WITHOUT CHARGE."


       3.     REPRESENTATIONS AND WARRANTIES OF NSC.

              NSC represents and warrants to Turbo as follows:

              3.1. AUTHORIZATION. NSC has full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and thereby, and has duly executed and delivered this Agreement. All corporate action on the part of NSC, its officers, directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement by NSC, and the performance of all of NSC's obligations hereunder and thereunder, have been taken. This Agreement constitutes a valid and legally binding obligation of NSC, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors' rights generally, or (b) as limited by laws relating to the availability of a specific performance, injunctive relief or other equitable remedies, or (c) to the extent limited by applicable federal or state securities laws, public policy and other equitable considerations.

              3.2. CONSENTS AND APPROVALS; NO VIOLATION. Neither the execution and delivery of this Agreement, nor the consummation by NSC of the transactions contemplated

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


hereby, will (i) conflict with or result in any breach of any provision of NSC's organizational documents or any contract between NSC and any third party, or
(ii) require any consent, approval, authorization or permit of, or filing with or notification to, any governmental authority, except for filings required under applicable federal or state securities laws.

              3.3. ORGANIZATION, GOOD STANDING AND QUALIFICATION. NSC is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas. NSC has all requisite power and authority to own and operate its properties and assets and to carry on its business as now conducted and as presently proposed to be conducted. NSC is duly qualified and authorized to transact business and is in good standing as a foreign corporation in each jurisdiction in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on NSC.

              3.4. CAPITALIZATION. As of the date hereof, the authorized capital stock of NSC consists of: (i) 120,000,000 shares of common stock, $0.01 par value per share; and 4,000,000 shares of preferred stock, $0.10 par value per share. As of December 31, 2004, there were 84,350,657 shares of NSC common stock, $0.01 par value per share, issued and outstanding and 4,000,000 shares of NSC preferred stock, $0.10 par value per share authorized but not issued.

              3.5. AUTHORIZATION OF NSC COMMON STOCK. NSC has taken all necessary action to permit it to issue the NSC Common Stock to Turbo pursuant to
Section 1.1 of this Agreement. The NSC Common Stock to be issued to Turbo pursuant to Section 1.1 will, when issued, be validly issued, fully paid and nonassessable. No NSC stockholder will have any preemptive right of subscription or purchase in respect thereof.

              3.6    LEGENDS.   It   is   understood   that   each   certificate
representing NSC Common Stock shall bear the following legend:

              "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

              "THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND MAY NOT BE SOLD, EXCHANGED, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH AND SUBJECT TO ALL THE TERMS AND CONDITIONS OF A CERTAIN LOCK-UP AGREEMENT

              DATED AS OF FEBRUARY __, 2005 (AS THE SAME MAY BE AMENDED OR MODIFIED FROM TIME TO TIME), A COPY OF WHICH THE COMPANY WILL FURNISH TO THE HOLDER OF THIS CERTIFICATE UPON REQUEST AND WITHOUT CHARGE."

       4.     PROFESSIONAL FEES

              4.1 FEES OF CASIMIR CAPITAL. Turbo and NSC hereby agree that Casimir Capital ("Casimir") is entitled to receive the following compensation from NSC and from Turbo in connection with this Agreement:

              (a) Turbo shall (i) pay Casimir $125,000 in cash, and (ii) issue Casimir five-year warrants to purchase 95,000 shares of Turbo's common stock, $0.001 par value. Such warrants shall have an exercise price of $2.50 per share, shall contain cashless exercise provisions and shall provide full-ratchet anti-dilution protection for two years and weighted average anti-dilution protection thereafter.

              (b)    NSC shall (i) pay Casimir  $25,000 in cash at Closing,  and
(ii) issue Casimir 800,000 cashless exercise (at an exercise price of $0.10) warrants of five- year term of the same form as the Placement Agent Warrants provided by NSC to Casimir in April 2004.

       5.     MISCELLANEOUS.

              5.1. ENTIRE AGREEMENT; SUCCESSORS AND ASSIGNS. This Agreement and the schedules and exhibits hereto constitute the entire agreement between or among the parties relative to the subject matter hereof. Any previous agreement between or among the parties is superseded by this Agreement. Subject to the exceptions specifically set forth in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successors and assigns of the parties.

              5.2. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts entered into and wholly to be performed within the State of Delaware by Delaware residents.

              5.3. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

              5.4. NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be conclusively deemed effectively given upon personal delivery, or delivery by overnight courier, or five (5) business days after deposit in the United States mail, by registered or certified mail, postage prepaid, addressed:

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


                     (i)    if to Turbo, to:

                            TurboWorx, Inc.
                            3 Enterprise Drive,
                            Shelton, CT 06484,
                            Attention: Jeff Augen
                            Phone 203-944-0588
                            Fax 203-944-0489

                            with a copy (which copy shall not constitute notice) to:

                            Greenberg Traurig, LLP
                            200 Park Avenue
                            New York, New York 10166
                            Attention:  Michael L. Pflaum, Esq.

                     (ii)   if to NSC, to:

                            National Scientific Corporation
                            14505 N. Hayden Rd. Ste 305
                            Scottsdale, AZ 85260
                            Attention: Michael Grollman
                            Phone: 480-948-8324
                            Fax:   480-483-8893

                            with a copy (which copy shall not constitute notice) to:

                            David M. Dobbs, P.C.
                            8655 Via De Ventura, Suite G-200
                            Scottsdale, AZ.  85258
                            Phone:  480-922-0077
                            Fax:    928-468-8118

or at such other address as Turbo or NSC may designate by ten (10) days' advance written notice to the other parties to this Agreement.

              5.5. AMENDMENT OF AGREEMENT. Any provision of this Agreement may be amended by a written instrument signed by Turbo and NSC.

              5.6. SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and

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


the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

              5.7. ATTORNEY'S FEES. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

              5.8. DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

              5.9. CONFIDENTIALITY. Each party hereto agrees that, except with the prior written permission of the parties hereto, it shall at all times keep confidential and not divulge, furnish or make accessible to anyone any confidential information, knowledge or data concerning or relating to the business or financial affairs of the other parties to which such party has been or shall become privy by reason of this Agreement, discussions or negotiations relating to this Agreement or the performance of its obligations hereunder. The provisions of this Section 5.9 shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement that may be executed by the parties hereto.

              5.10. FURTHER ACTIONS. Each party hereto shall execute such further documents and instruments and take such further actions as may reasonably be requested by the other party to consummate the transactions contemplated hereby or to effect the other purposes of this Agreement.

              5.11. JUDICIAL PROCEEDINGS. EACH OF THE PARTIES HERETO AGREES THAT ANY ACTION, SUIT OR PROCEEDING AGAINST ANY OF THE PARTIES HERETO ARISING UNDER OR RELATING IN ANY WAY TO THIS AGREEMENT OR A TRANSACTION CONTEMPLATED HEREBY MAY BE BROUGHT OR ENFORCED IN THE COURTS OF THE STATE OF DELAWARE OR, AND EACH OF THE PARTIES HERETO CONSENTS TO THE JURISDICTION OF EACH SUCH COURT IN RESPECT OF ANY SUCH ACTION, SUIT OR PROCEEDING. EACH OF THE PARTIES HERETO FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS IN ANY SUCH ACTION, SUIT OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL POSTAGE PRE-PAID, RETURN RECEIPT

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


REQUESTED, OR BY A NATIONALLY RECOGNIZED OVERNIGHT COURIER, TO SUCH PARTY AT ITS ADDRESSES PROVIDED FOR NOTICES HEREUNDER.

              5.12. INTERPRETATION. The article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement. All references to the term "as of the date hereof" shall mean the date of this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

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


       IN WITNESS WHEREOF, The undersigned, intending to be legally bound hereby, has duly executed this document as of the date and year first set forth above.


                                     TURBOWORX, INC.



                                     By: /s/ Andrew H. Sherman
                                         ---------------------------------------
                                         Name:  Andrew H. Sherman
                                         Title: Vice President, Operations



                                     NATIONAL SCIENTIFIC CORPORATION


                                     By: /s/ Michael A. Grollman
                                         ---------------------------------------
                                         Name:  Michael A. Grollman
                                         Title: CEO & Chairman


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